                              EX-99
                              Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a1     Amended and Restated Agreement and Declaration of Trust dated March
             9, 1998 and amended March 1, 1999 (filed as Exhibit a1 to
             Post-Effective Amendment No. 30 to the Registration Statement, File
             No. 2-82734, filed on December 29, 1999, and incorporated herein by reference).

EX-99.a2     Amendment No. 1 to the Declaration of Trust, dated March 6, 2001
             (filed as Exhibit a2 to Post-Effective Amendment No. 32 to the
             Registration Statement of the Registrant on April 19, 2001, File
             No. 2-82734, and incorporated herein by reference).

EX-99.b      Amended and Restated Bylaws dated March 9, 1998 (filed as Exhibit
             2b of Post-Effective Amendment No. 23 to the Registration Statement
             on Form N-1A of American Century Municipal Trust, File No. 2-91229,
             filed on March 26, 1998 and incorporated herein by reference).

EX-99.d1     Investor Class Management Agreement between American Century
             California Tax-Free and Municipal Funds and American Century
             Investment Management, Inc., dated August 1, 1997 (filed as Exhibit
             5 of Post-Effective Amendment No. 33 to the Registration Statement
             on Form N-1A of American Century Government Income Trust, File No.
             2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2     Amendment to the Investor Class Management Agreement between
             American Century California Tax-Free and Municipal Funds and
             American Century Investment Management, Inc., dated March 31, 1998
             (filed as Exhibit 5b of Post-Effective Amendment No. 23 to the
             Registration Statement on Form N-1A of American Century Municipal
             Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3     Amendment to the Investor Class Management Agreement between
             American Century California Tax-Free and Municipal Funds and
             American Century Investment Management, Inc., dated July 1, 1998
             (filed as Exhibit d3 of Post-Effective Amendment No. 39 to the
             Registration Statement on Form N-1A of American Century Government
             Income Trust, File No 2-99222, filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4     Amendment No. 1 to the Investor Class Management Agreement between
             American Century California Tax-Free and Municipal Funds and
             American Century Investment Management, Inc. dated September 16,
             2000 (filed as Exhibit d4 to Post-Effective Amendment No. 30 to the
             Registration Statement on Form N-1A of the Registrant, File No.
             2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5     Amendment No. 2 to the Management Agreement (Investor Class)
             between American Century California Tax-Free and Municipal Funds
             and American Century Investment Management, Inc., dated August 1,
             2001 (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the
             Registration Statement of American Century Government Income Trust
             on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.d6     Amendment No. 3 to the Management Agreement (Investor Class)
             between American Century California Tax-Free and Municipal Funds
             and American Century Investment Management, Inc., dated December 3,
             2001 (filed as Exhibit d6 to Post-Effective Amendment No. 16 to the
             Registration Statement of American Century Investment Trust on
             November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.d7     C Class Management Agreement between American Century Target
             Maturities Trust, American Century Government Income Trust,
             American Century Investment Trust, American Century Quantitative
             Equity Funds, American Century Municipal Trust and American Century
             Investment Management, Inc. dated September 16, 2000 (filed as
             Exhibit d6 to Post-Effective Amendment No. 35 to the Registration
             Statement on Form N-1A of American Century Target Maturities Trust,
             File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.d8     Amendment No. 1 to the Management Agreement (C Class) between
             American Century California Tax-Free and Municipal Funds and
             American Century Investment Management, Inc., dated August 1, 2001
             (filed as Exhibit d10 to Post-Effective Amendment No. 44 to the
             Registration Statement of American Century Government Income Trust,
             on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.d9     Amendment No. 2 to the Management Agreement (C Class) between
             American Century California Tax-Free and Municipal Funds and
             American Century Investment Management, Inc., dated December 3,
             2001 (filed as Exhibit d13 to Post-Effective Amendment No. 16 to the Registration Statement of American Century Investment Trust on
             November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.e1     Distribution Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Services, Inc.
             dated March 13, 2000 (filed as Exhibit e7 to Post-Effective
             Amendment No. 17 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2     Amendment No. 1 to the Distribution Agreement between American
             Century California Tax-Free and Municipal Funds and American
             Century Investment Services, Inc. dated June 1, 2000 (filed as
             Exhibit e9 to Post-Effective Amendment No. 19 to the Registration
             Statement on Form N-1A of American Century World Mutual Funds,
             Inc., File No. 33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.e3     Amendment No. 2 to the Distribution Agreement between American
             Century California Tax-Free and Municipal Funds and American
             Century Investment Services, Inc. dated November 20, 2000 (filed as
             Exhibit e10 to Post-Effective Amendment No. 29 to the Registration
             Statement on Form N-1A of American Century Variable Portfolios,
             Inc., File No. 33-14567, filed on December 1, 2000, and
             incorporated herein by reference).

EX-99.e4     Amendment No. 3 to the Distribution Agreement between American
             Century California Tax-Free and Municipal Funds and American
             Century Investment Services, Inc. dated March 1, 2001 (filed as
             Exhibit e4 to Post-Effective Amendment No. 35 to the Registration
             Statement on Form N-1A of American Century Target Maturities Trust,
             File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99-e5     Amendment No. 4 to the Distribution Agreement between American
             Century California Tax-Free and Municipal Funds and American
             Century Investment Services, Inc. dated April 30, 2001 (filed as
             Exhibit e5 to Post-Effective Amendment No. 35 to the Registration
             Statement on Form N-1A of American Century Target Maturities Trust,
             File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e6     Amendment No. 5 to the Distribution Agreement between American
             Century California Tax-Free and Municipal Funds and American
             Century Investment Services, Inc., dated August 1, 2001 (filed as
             Exhibit e6 to Post-Effective Amendment No. 21 to the Registration
             Statement of American Century Capital Portfolios, Inc., on July 30,
             2001, File No. 33-64872, and incorporated herein by reference).

EX-99.e7     Amendment No. 6 to the Distribution Agreement between American
             Century California Tax-Free and Municipal Funds and American
             Century Investment Services, Inc., dated August 1, 2001 (filed as
             Exhibit e7 to Post-Effective Amendment No. 21 to the Registration
             Statement of American Century Capital Portfolios, Inc., on July 30,
             2001, File No. 33-64872, and incorporated herein by reference).

EX-99.e8     Amendment No. 7 to the Distribution Agreement between American
             Century California Tax-Free and Municipal Fundsand American Century
             Investment Services, Inc., dated August 1, 2001 (filed as Exhibit
             e8 to Post-Effective Amendment No. 16 to the Registration Statement
             of American Century Investment Trust on November 30, 2001, File No.
             33-65170, and incorporated herein by reference).

EX-99.g1     Master Agreement by and between Commerce Bank N.A. and Twentieth
             Century Services, Inc dated January 22, 1997 (filed as Exhibit g2 to Post-Effective Amendment No. 76 to the Registration Statement of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             February 28, 1997, and incorporated hereby by reference).

EX-99.g2     Global Custody Agreement between American Century Investments and
             The Chase Manhattan Bank, dated August 9, 1996, (filed as Exhibit 8 of Post-Effective Amendment No. 31 to the Registration Statement on
             Form N-1A of American Century Government Income Trust, File No.
             2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3     Amendment to Global Custody Agreement between American Century
             Investments and The Chase Manhattan Bank dated December 9, 2000
             (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
             Registration Statement on Form N-1A of American Century Variable
             Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1     Transfer Agency Agreement American Century American Century
             California Tax-Free and Municipal Funds and American Century
             Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to
             Post-Effective Amendment No. 33 to the Registration Statement on
             Form N-1A of American Century Government Income Trust, File No.
             2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2     Amendment to the Transfer Agency Agreement between American Century
             California Tax-Free and Municipal Funds and American Century
             Services Corporation dated March 9, 1998 (filed as Exhibit 9b to
             Post-Effective Amendment No. 23 to the Registration Statement on
             Form N-1A of American Century Municipal Trust, File No. 2-91229,
             filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3     Amendment No. 1 to the Transfer Agency Agreement between American
             Century California Tax-Free and Municipal Funds and American
             Century Services Corporation dated June 29, 1998 (filed as Exhibit
             9b to Post-Effective Amendment No. 23 to the Registration Statement
             on Form N-1A of American Century Quantitative Equity Funds, File
             No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h4     Amendment No. 2 dated November 20, 2000 to the Transfer Agency
             Agreement between American Century California Tax-Free and
             Municipal Funds and American Century Services Corporation (filed as
             Exhibit h4 to Post-Effective Amendment No. 30 to the Registration
             Statement on Form N-1A of the Registrant, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h5     Amendment No. 3 to the Transfer Agency Agreement between American
             Century California Tax-Free and Municipal Funds and American
             Century Services Corporation, dated August 1, 2001 (filed as
             Exhibit h5 to Post-Effective Amendment No. 44 to the Registration
             Statement of American Century Government Income Trust, on July 31,
             2001, File No. 2-99222, and incorporated herein by reference).

EX-99.h6     Amendment No. 4 to the Transfer Agency Agreement between American
             Century California Tax-Free and Municipal Funds and American
             Century Services Corporation, dated December 3, 2001 (filed as
             Exhibit h6 to Post-Effective Amendment No. 16 to the Registration
             Statement of American Century Investment Trust on November 30,
             2001, File No. 33-65170, and incorporated herein by reference).

EX-99.h7     Credit Agreement between American Century Funds and The Chase
             Manhattan Bank, as Administrative Agent, dated as of December 18,
             2001

EX-99.i      Opinion and consent of counsel (filed as a part of Post-Effective
             Amendment No. 28 of the Registration Statement of the Registrant,
             File No. 2-82734, filed on December 28, 1998 and incorporated herein by reference).

EX-99.j1     Consent of PricewaterhouseCoopers LLP, independent accountants.

EX-99.j2     Consent of KPMG Peat Marwick, LLP, independent auditors (filed as a part of Post-Effective Amendment No. 28 of the Registration
             Statement of the Registrant, File No. 2-82734, filed on December
             28, 1998, and incorporated herein by reference).

EX-99.j3     Power of Attorney dated September 16, 2000 (filed as Exhibit j3 to
             Post-Effective Amendment No. 30 to the Registration Statement on
             Form N-1A of the Registrant, File no. 2-82734, filed on December
             29, 2000, and incorporated herein by reference).

EX-99.m1     Master Distribution and Individual Shareholder Services Plan of
             American Century Government Income Trust, American Century
             California Tax-Free and Municipal Funds, American Century Municipal
             Trust, American Century Target Maturities Trust and American
             Century Quantitative Equity Funds (C Class) dated September 16,
             2000 (filed as Exhibit m3 to Post-Effective Amendment No. 35 to the
             Registration Statement on Form N-1A of American Century Target
             Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m2     Amendment No. 1 to the Master Distribution and Individual
             Shareholder Services Plan of American Century Government Income
             Trust, American Century Investment Trust, American Century
             California Tax-Free and Municipal Funds, American Century Municipal
             Trust, American Century Target Maturities Trust and American
             Century Quantitative Equity Funds (C Class) dated August 1, 2001
             (filed as Exhibit m5 to Post-Effective Amendment No. 44 to the
             Registration Statement of American Century Government Income Trust,
             on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.m3     Amendment No. 2 to the Master Distribution and Individual
             Shareholder Services Plan of American Century Government Income
             Trust, American Century Investment Trust, American Century
             California Tax-Free and Municipal Funds, American Century Municipal
             Trust, American Century Target Maturities Trust and American
             Century Quantitative Equity Funds (C Class) dated December 3, 2001
             (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the
             Registration Statement of American Century Investment Trust on
             November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.n1     Amended and Restated Multiple Class Plan of American Century
             California Tax-Free and Municipal Funds, American Century
             Government Income Trust, American Century International Bond Funds,
             American Century Investment Trust, American Century Target
             Maturities Trust and American Century Quantitative Equity Funds
             dated November 20, 2000 (filed as Exhibit n to Post-Effective
             Amendment No. 35 to the Registration Statement on Form N-1A of
             American Century Target Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.n2     Amendment No. 1 to the Amended and Restated Multiple Class Plan of
             American Century California Tax-Free and Municipal Funds, American
             Century Government Income Trust, American Century International
             Bond Funds, American Century Investment Trust, American Century
             Municipal Trust, American Century Target Maturities Trust and
             American Century Quantitative Equity Funds dated August 1, 2001
             (filed as Exhibit n2 to Post-Effective Amendment No. 44 to the
             Registration Statement of American Century Government Income Trust,
             on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.n3     Amendment No. 2 to the Amended and Restated Multiple Class Plan of
             American Century California Tax-Free and Municipal Funds, American
             Century Government Income Trust, American Century International
             Bond Funds, American Century Investment Trust, American Century
             Municipal Trust, American Century Target Maturities Trust and
             American Century Quantitative Equity Funds dated December 3, 2001,
             (filed as Exhibit n3 to Post-Effective Amendment No. 16 to the
             Registration Statement of American Century Investment Trust on
             November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.p      American Century Investments Code of Ethics (filed as Exhibit P to
             Post-Effective Amendment No. 30 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-82734, filed on December
             29, 2000, and incorporated herein by reference).